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                                                                   EXHIBIT 10.14

   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                                                          [LOGO]

                                                         One Great Eastern Wharf
                                                                   Parkgate Road
                                                                 London SW11 4NQ

                                                                 020 7326 8400 T
                                                                 020 7326 8401 F
                                                              www.corechange.com
                                                              ------------------


March 28, 2000

Mr. Mark Cadman
Assistant VP Global IT Procurement
Credit Suisse First Boston (Europe) Limited
One Cabot Square
London E14 4QJ

COREPORT QUICKSTART PACKAGE PROPOSAL

Dear Mark,

Corechange is pleased to present this proposal to CSFB, based on our meetings of the past few months. We thank you and your colleagues again for taking time out from your schedules to review the Coreport offering.

QUICKSTART PACKAGE:      [**] includes:
                            -  50 Coreport 2.1 Browser Clients
                            -  Coreport 2.1 Server Engine
                            -  Coretools API and Corelinks Standard Interfaces
                            -  Autonomy Knowledge Management
                            -  5 days On-Site Installation/Configuration Support

Additionally, as a strategic client, we would like to offer CSFB the option of receiving at no additional charge all new Corelinks interfaces ("portal functions") released as part of Coreport through April 31, 2000.

MAINTENANCE:             [**] (18% of list price) per annum:
                            -  8am-6pm Local Time Zone Help Desk Access
                            -  Maintenance Releases

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PROJECT PLAN:     Quickstart Installation/Configuration includes, up to 40 total houirs:
                  -  Software installation, basic configuration
                  -  User information load or import
                  -  Role layout and assistance
                  -  Corelinks configuration
                  -  Autonomy set-up (content set-up, spidering, automation)
                  -  Custom portal function creation and configuration
                  -  ASP template customization
                  - Other related services, time permitting, based on client preferences

                  CSFB responsibilities include:
                  -  HArdware and Network installation and support
                  - User, Role, Content (internal and external) definition and gathering
                  -  Portal Layout and Look-and-Feel Planning

Your signature below allows Coreport to assign resources and begin scheduling project activities. I am confident the Corechange solution and our joint team will be a success at CSFB, and look forward to working with you.

Regards,



Ronan Lavelle
UK Business Development Manager

                    AUTHORIZED BY CREDIT SUISSE FIRST BOSTON:

                      Signature:  /s/ M. Cadman
                                  -------------------------------------
             Printed Name/Title:  AVP Global IT Procurement
                                  -------------------------------------
                           Date:  28/08/2000
                                  -------------------------------------

NOTES: Coreport Server license includes fault-tolerant copies as required. Corelinks Standard Interfaces include NT/NDS Domain, Microsoft Outlook 98+/Exchange, URL, Single Sign-On API, SQL Viewer [MS SQL 6+], Autonomy Search, Autonomy Administration, Autonomy Agents, & Windows Application Launch. Installation support includes 1-day on-site training during project; training classes for additional staff are available in Boston or on-site. Reasonable travel expenses are not included and will be billed separately, with CSFB's authorization. Additional services are available from Corechange and our business partners. Maintenance is payable in advance after a 3-month warrantee period following acceptance of Coreport.